Statement of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income
Net appreciation in fair value of investments	$ 20,684,772	$ 25,107,323
Interest and dividends	24,474,217	13,446,868
Total investment income	45,158,989	38,554,191
Interest income on notes receivable from participants	423,353	315,303
Contributions
Participant	18,494,489	14,966,403
Rollover	59,380,016	3,493,928
Employer	12,046,698	9,609,416
Total contributions	89,921,203	28,069,747
Total additions to net assets	135,503,545	66,939,241
Transfers in:
Transfers in due to acquisition (see Note 8)	827,028	0
Deductions:
Benefit payments	28,597,574	36,828,219
Administrative expenses	138,773	171,483
Total deductions	28,736,347	36,999,702
Net increase	107,594,226	29,939,539
Beginning of year	300,197,133	270,257,594
End of year	$ 407,791,359	$ 300,197,133